SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported):
                                 April 22, 1999



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                                  NORTEK, INC.
             (Exact name of Registrant as specified in its charter)

         DELAWARE                   1-6112                 05-0314991
(State or other jurisdiction  (Commission File Number)   (I.R.S. Employer
  of Incorporation)                                        I.D. Number)


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     50  Kennedy Plaza, Providence, Rhode Island           02903-2360
     (Address of Principal Executive Offices)              (Zip Code)


                                 (401) 751-1600
                Registrant's Telephone Number including area code





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Item 5.   Other Events

      Nortek, Inc. is filing herewith an amendment to its Bylaws as Exhibit 3.1 which is incorporated herein by reference and which was adopted by the Board of Directors and made effective upon filing with the Securities and Exchange Commission.

     Nortek, Inc. is filing herewith a press release issued April 22, 1999 by the Company as Exhibit 99 which is incorporated herein by reference. This press release was issued to report first quarter 1999 earnings.

Item 7.  Financial Statements and Exhibits.

     (c) Exhibits.

         Exhibit 3.1   Amendment to Bylaws of Nortek,
                       Inc.

         Exhibit 99    Press release issued by
                       Nortek, Inc. on April 22, 1999.




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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                               NORTEK, INC.




April 23, 1999                       By:/s/ Richard J. Harris
Date                                 ----------------------------
                                     Name: Richard J. Harris
                                     Title: Vice President and Treasurer


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